Exhibit 10.14

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

Warrant No. ___________	September 24, 2018

FORM OF WARRANT TO PURCHASE SHARES OF COMMON STOCK

This Warrant is issued to ________________ (“Holder”) by MYnd Analytics, Inc., a Delaware corporation (the “Company”), in connection with the issuance to the Holder of shares of Series A Preferred Stock of the Company pursuant to a Subscription Agreement of even date herewith ("Subscription Agreement") among the Company and the signatories thereof. All capitalized terms not defined in this Warrant shall have the meaning ascribed to them in the Subscription Agreement. This Warrant is one of a series of Warrants issued in connection with and pursuant to the Subscription Agreement.

1.            Purchase of Shares.  Subject to the terms and conditions hereinafter set forth, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to ______________fully paid and nonassessable Shares (as defined below) at the Exercise Price (as defined below).

2.            Definitions.

(a)          Exercise Price.  The exercise price for the Shares initially shall be $2.00 per share, as adjusted from time to time (such price, as adjusted from time to time, is herein referred to as the “Exercise Price”).

(b)          Exercise Period.  This Warrant shall be exercisable, in whole or in part, during the term commencing six months from the date hereof and ending at 5:00 p.m. New York time on September 23, 2023 subject to the restrictions in Section 17 hereof.

(c)          The Shares.  The term “Shares” shall mean shares of the Company’s common stock, par value $0.001 per share.

3.            Method of Exercise.  While this Warrant remains outstanding and exercisable in accordance with the terms hereof, the holder may exercise, in whole or in part, the purchase rights evidenced hereby.  Such exercise shall be effected by:

(i)          the surrender of the Warrant, together with a notice of exercise in substantially the form attached hereto as Exhibit A to the Secretary of the Company at its principal offices; and

(ii)         the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased, in cash (through a check payable to the Company or by wire transfer to an account designated by the Company).

4.            Certificates for Shares.  Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

5.            Issuance of Shares.  The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof. The Company shall at all times reserve and keep available solely for the issuance and delivery upon the exercise of this Warrant, such number of Shares sufficient to permit the exercise in full of this Warrant.

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6.            Adjustment of Exercise Price and Number of Shares.  The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)          Subdivisions, Combinations and Other Issuances.  If the Company shall at any time prior to the expiration of this Warrant subdivide the Shares, by split-up or otherwise, or combine its Shares, or issue additional shares as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination.  Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same.  Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b)          Reclassification, Reorganization and Consolidation.  In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6(a) above), then the Company shall make appropriate provision so that the holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Shares as were purchasable by the holder of this Warrant immediately prior to such reclassification, reorganization, or change.  In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof, including Sections 6(a), shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c)          Notice of Adjustment.  When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant, and furnish the holder with a certificate of its Chief Financial Officer, including computations of such adjustment in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price.

7.            No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

8.            Restrictive Legend.

The Shares (unless registered under the Securities Act of 1933, as amended (the “Act”)) shall be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

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THE SALE OF SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

9.            Warrants Transferable.  Subject to compliance with the terms and conditions of this Section 9, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer.  With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder’s counsel, or other evidence, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law; provided, however, the Company shall not require an opinion of counsel in any transaction in compliance with Rule 144 promulgated by the SEC under the Act.  Upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company.  If a determination has been made pursuant to this Section 9 that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made.  Each certificate representing this Warrant or the Shares transferred in accordance with this Section 9 shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.   Notwithstanding the foregoing, Holder may assign this Warrant or the Shares into which such Warrant may be converted to an affiliated entity without the prior written consent of the Company so long as such assignment complies with applicable law.

10.          Rights of Stockholders.  No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

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11.          Amendments and Waivers.  Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the Majority Holders.  Any such amendment, waiver or modification effected in accordance with this paragraph shall be binding upon the Company and Holder, it being understood and agreed that such written consent will affect all Warrants and be binding on all holders thereof regardless of whether any particular holder executed such consent. Notwithstanding the above, neither the exercise price nor the number of shares issuable upon exercise hereof may be amended or modified, other than as expressly provided for herein. Any change to this Warrant shall be made to all Warrants of this series issued pursuant to the Subscription Agreements with the holders thereof.

12.          Notices of Certain Transactions.  In case (a) the Company shall take a record of the holders of its outstanding stock of the same class as the Shares purchasable under this Warrant (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving corporation), or any transfer of all or substantially all of the assets of the Company, or (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of the Company’s outstanding stock of the same class as the Shares purchasable under this Warrant (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, redemption or conversion) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

13.          Notices.  All notices and other communications given or made hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, with a copy to be sent by United States first class mail, postage prepaid, (c) five (5) days after being sent by registered or certified mail, return receipt required, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at their address or fax number as set forth on the signature page to the Subscription Agreement or to such electronic mail address, facsimile number or address as subsequently modified by written notice given in according with this Section 13.

14.          No Impairment.  The Company shall not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

15.          Governing Law.  This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware or of any other state.

16.          Rights and Obligations Survive Exercise of Warrant.  Unless otherwise provided herein, the rights and obligations of the Company, of the holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

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17.          Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Company shall not effect any exercise of this Warrant, and a holder shall not have the right to exercise any portion of this Warrant, to the extent that, after giving effect to an attempted exercise set forth on an applicable Notice of Exercise and any transactions relating thereto, such holder (together with and any other person whose beneficial ownership of Common Stock would be aggregated with the holder's for purposes of Section 13(d) of the Securities Exchange Act of 1934, as Amended (the "Exchange Act") would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). The "Beneficial Ownership Limitation" shall be 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to such Notice of Exercise (to the extent permitted pursuant to this Section 17); provided, however, that by written notice to the Company, which will not be effective until the 61st day after such notice is delivered to the Company, the holder may waive or amend the provisions of this Section 17 to change the Beneficial Ownership Limitation to any other number less than or equal to 19.99%, and the provisions of this Section 17 shall continue to apply. The Company be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation.

[Signature Page Follows]

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Issued this ___ day of ________, 2018.

MYND ANALYTICS, INC.

By:
Name:
Title:

Address:	26522 La Alameda
Mission Viejo, CA 92691

Accepted and agreed:

Name and Position

Address:

[Signature Page to Form of Warrant]

EXHIBIT A

NOTICE OF EXERCISE

TO:	MYnd Analytics, Inc.

Attention: Chief Executive Officer

1.           The undersigned hereby elects to purchase __________ Shares of _____________ pursuant to the terms of the attached Warrant.

2.           Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

3.           The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in the attached Warrant are true and correct as of the date hereof.

(Signature)

(Name)

(Date)	(Title)

FORM OF TRANSFER

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ____________ shares of  ________________________ of MYnd Analytics, Inc. to which the attached Warrant relates, and appoints ______________ Attorney to transfer such right on the books of __________, with full power of substitution in the premises.

Dated: ____________________

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)
Address:

Signed in the presence of: